PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property, plant and equipment, net

	As of December 31,
	2020	2021
	RMB	RMB
Software and electronic equipment	65,288	78,854
Buildings	19,342	34,764
Leasehold improvements	74,209	81,759
Total	158,839	195,377
Less: accumulated depreciation	(36,387)	(70,832)
Construction in progress	2,167	9,328
Property, plant and equipment, net	124,619	133,873